                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 20th day of October, 1997.


                                            /s/ JERRY MILLS
                                            ----------------------------
                                            Jerry Mills

                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 23rd day of October, 1997.


                                            /s/ JON POLLOCK
                                            ----------------------------
                                            Jon Pollock

                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 20th day of October, 1997.



                                            /s/ BEN L. MUELLER
                                            ----------------------------
                                            Ben L. Mueller

                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 21st day of October, 1997.



                                            /s/ ROBERT STALVEY
                                            ----------------------------
                                            Robert Stalvey

                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 23rd day of October, 1997.


                                            /s/ BOB WEIK
                                            ----------------------------
                                            Bob Weik

                                    CONSENT

         The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Integrated Electrical Services, Inc. ("IES") as a director to be appointed after consummation of the initial public offering of IES.

         IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of October, 1997.


                                            /s/ RICHARD MUTH
                                            ----------------------------
                                            Richard Muth